SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2003

Site Technologies, Inc.

(Exact name of registrant as specified in its charter)

California	001-11741	77-0216760

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1120 Forrest Avenue #301, Pacific Grove, California 93590

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 852-9000

(Former name or former address, if changed since last report)

ITEM 5.        Other Events

     On June 30, 2003, Site Technologies, Inc. announced that it would make a final liquidating distribution to its shareholders of record as of August 14, 2000. For a more complete description of the liquidating distribution, please refer to Exhibit 99.1 filed herewith.

ITEM 7.        Financial Statements and Exhibits

99.1               Press Release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SITE TECHNOLOGIES, INC.

Date: June 30, 2003	By:	/s/ Jeffery F. Ait

Jeff Ait Chief Executive Officer

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Index to Exhibits

Exhibit	Description

99.1	Press Release

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